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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)     May 9, 2006
                                                   ------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            0-23494                                   35-1778566
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     (Commission File Number)              (IRS Employer Identification No.)


         501 Airtech Parkway, Plainfield, Indiana                 46168
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

         On May 9, 2006 Brightpoint, Inc. (the "Company"), announced that its Board of Directors has approved a six-for-five split of its outstanding common stock.

         The split is payable on May 31, 2006 to holders of record on May 19, 2006. The stock split will be accomplished through a 20% stock dividend, providing stockholders with one additional share of common stock for every five shares they hold. A stockholder who would otherwise be entitled to receive a fractional share of common stock will receive, in lieu thereof, cash in a proportional amount equal to the closing price of the common stock on the NASDAQ National Market System on the record date. After the stock split, the Company's issued and outstanding common stock will increase from approximately 41 million shares to approximately 50 million shares.

         The Company issued a press release regarding the six-for-five stock split, which is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press Release of Brightpoint, Inc. dated May 9, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BRIGHTPOINT, Inc.
                                   (Registrant)

                                   By: /s/ Steven E. Fivel
                                      ------------------------------------
                                        Steven E. Fivel
                                        Executive Vice President, General
                                        Counsel and Secretary

Date:  May 9, 2006